                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-6404
                                  ---------------------------------------------

                   American Strategic Income Portfolio Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       800 Nicollet Mall         Minneapolis, MN                55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

      Joseph M. Ulrey III       800 Nicollet Mall       Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:   800-677-3863
                                                   ----------------------------

Date of fiscal year end:   November 30, 2003
                        --------------------------
Date of reporting period:  November 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[FIRST AMERICAN (TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO
INC.

ASP
NOVEMBER 30, 2003
ANNUAL REPORT

[FIRST AMERICAN (TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC.

    TABLE OF CONTENTS

 2  Fund Overview

 7  Financial Statements

11  Notes to Financial Statements

25  Schedule of Investments

33  Independent Auditors' Report

34  Federal Income Tax Information

35  Shareholder Update

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities, corporate debt securities, and mortgage servicing rights. The Fund borrows through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

               NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended November 30, 2003

           AMERICAN STRATEGIC INCOME             LEHMAN BROTHERS MUTUAL FUND
                PORTFOLIO INC.                    GOVERNMENT/MORTGAGE INDEX
           -------------------------             ---------------------------
One Year             7.65%                               3.48%

Five Year            7.61%                               6.20%

Ten Year             6.74%                               6.71%

The average annualized total returns for the Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. -Average annualized total returns based on the change in market price for the one-year, five-year, and 10-year periods ended November 30, 2003, were 13.92%, 9.76%, and 7.05%, respectively. - Market price returns assume that all distributions have been reinvested at actual prices pursuant to the Fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.
- PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full
NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman
Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

FUND OVERVIEW

FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of the Fund. He has 21 years of financial experience.

CHRIS NEUHARTH, CFA is responsible for the management of the mortgage-backed securities portion of the Fund. He has 23 years of financial experience.

RUSS KAPPENMAN is responsible for acquisition and management of the whole loans portion of the Fund. He has 18 years of financial experience.

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003, THE FUND HAD A TOTAL RETURN OF 7.65%, AFTER FEES AND EXPENSES, BASED ON ITS NAV. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 3.48% during the period. We believe that the outperformance was mainly a result of the higher income levels paid by our mortgage investments compared to the securities that comprise the index. Over the same period, the Fund returned 13.92% based on its market price. The Fund's market price of $12.80 was at a 1.03% premium to its NAV of $12.67 as of November 30, 2003. As always, past performance is no guarantee of future results, and the Fund's NAV and market price will fluctuate.

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003, THE U.S. ECONOMY SHOWED GRADUAL IMPROVEMENT WITH PRODUCTIVITY, LOW INTEREST RATES, STABLE ENERGY PRICES, AND CONTINUED IMPROVEMENT IN CORPORATE EARNINGS PROVIDING SUPPORT FOR ECONOMIC GROWTH. The Federal Reserve cut its target lending rate to 1.00% at its June 25, 2003, Federal Open Market Committee meeting. Inflationary pressures continue to remain low and provide the Fed with the flexibility to maintain an accommodative monetary policy stance designed to ensure that the economic recovery continues to develop.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Every fixed-income product type experienced positive returns during the fiscal year.

COMMERCIAL REAL ESTATE MARKETS HAVE BEEN WEAK THE LAST 12 MONTHS, WITH VACANCY RATES INCREASING AND RENTAL RATES DECREASING. There are signs recently that occupancy levels in some markets are bottoming and beginning to firm although not at levels permitting an increase in rental rates. Historically, real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Healthy real estate markets need job growth to create demand for space. Most estimates do not see an appreciable increase in demand for apartments or commercial space until substantial job growth occurs, possibly in late 2004 or 2005. The property type and geographic diversification of the Fund has been helpful so far in this weaker real estate environment.

AT NOVEMBER 30, 2003, THE FUND HAD NO MULTIFAMILY OR COMMERCIAL LOANS THAT WERE IN DEFAULT. The Fund did not incur any capital losses during the fiscal year from its investments in multifamily or commercial loans. At November 30, 2003, the Fund had loans representing 0.1% of net assets that were 60 days or more delinquent as to the timely monthly payment of principal and interest. Such delinquencies related solely to single-family whole loans, which represented 4.1% of the Fund's net assets as of November 30, 2003.

THE FUND PAID OUT A CONSISTENT MONTHLY DIVIDEND OF 7.25 CENTS PER SHARE DURING THE PERIOD. The dividend reserve for this Fund was at 2.14 cents per share as of the fiscal year end. The lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates, decreasing the Fund's income. During the reporting period seven loans in the portfolio paid off with a weighted average coupon of 8.73%. We added 19 loans with a weighted average coupon of 7.19%. The appreciated value of properties in the current real estate environment makes it difficult to find commercial and multifamily loans of the appropriate size and credit quality for this Fund. During the fiscal year, the Fund paid out $0.87 per share in dividends, resulting in an annualized distribution rate of 6.80% based on the November 30, 2003, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. LOW SHORT-TERM INTEREST RATES ALLOWED THE FUND TO BORROW AT ATTRACTIVE RATES. The borrowed money was then invested in higher-yielding mortgage

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on November 30, 2003

Multifamily Loans                                       33%
Single-family Loans                                      3%
U.S. Government Agency Mortgage-Backed Securities       27%
Preferred Stocks                                         5%
Corporate Notes                                          4%
Commercial Loans                                        26%
Short-Term Securities                                    2%

investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and will increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES. The low interest-rate environment will likely mean continued loan prepayments. The weaker real estate markets could lead to increased levels of default. We continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. As the U.S. economy and job growth improves there should be increased demand for space and occupancy levels should rise. Increased demand should lead to increases in rental rates and an improved environment for our real estate investments.

DELINQUENT LOAN PROFILE

The tables below show the percentages of single-family, multifamily, and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of November 30, 2003, based on the value outstanding.

SINGLE-FAMILY LOANS

Current     91.9%
30 Days      5.8%
60 Days      1.8%
90 Days      0.0%
120+ Days    0.5%

MULTIFAMILY AND COMMERCIAL LOANS

Current     100.0%
30 Days       0.0%
60 Days       0.0%
90 Days       0.0%
120+ Days     0.0%

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THE FUND, AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC. II, AMERICAN STRATEGIC INCOME PORTFOLIO INC. III, AND AMERICAN SELECT PORTFOLIO INC. (COLLECTIVELY, THE "EXISTING FUNDS"), HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO THE FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST ("REIT"). Shareholders of the Existing Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Existing Funds. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND THE REAL ESTATE MARKETS. We will continue to closely monitor the credit profiles of the Fund's whole loan investments as we seek to achieve the Fund's objective of paying a high level of current income. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,


/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ John Wenker

John Wenker
Managing Director, Real Estate
U.S. Bancorp Asset Management, Inc.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of November 30, 2003. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

                       [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona               6%
Arkansas              Less than 0.50%
California            25%
Colorado              7%
Connecticut
Delaware              Less than 0.50%
Florida               3%
Georgia
Hawaii
Idaho
Illinois              Less than 0.50%
Indiana
Iowa
Kansas                Less than 0.50%
Kentucky
Louisiana             Less than 0.50%
Maine                 Less than 0.50%
Maryland              Less than 0.50%
Massachusetts         Less than 0.50%
Michigan              Less than 0.50%
Minnesota             8%
Mississippi
Missouri
Montana               3%
Nebraska              3%
Nevada                4%
New Hampshire         3%
New Jersey            1%
New Mexico            5%
New York              Less than 0.50%
North Carolina        Less than 0.50%
North Dakota
Ohio                  Less than 0.50%
Oklahoma              Less than 0.50%
Oregon                9%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                 10%
Utah                  3%
Vermont
Virginia              Less than 0.50%
Washington            9%
West Virginia
Wisconsin
Wyoming


VALUATION OF INVESTMENTS

The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan, participation mortgage, and mortgage servicing rights investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES November 30, 2003

ASSETS:
Investments in unaffiliated securities, at value* (note 2)             $  67,419,411
Investments in affiliated money market fund, at value** (note 3)           1,529,706
Cash in bank on demand deposit                                                50,586
Accrued interest receivable                                                  335,889
Other assets                                                                  13,065
                                                                       -------------
   Total assets                                                           69,348,657
                                                                       -------------
LIABILITIES:
Reverse repurchase agreements payable (note 2)                            15,605,000
Payable for investment management fees                                        25,239
Payable for administrative fees                                               10,995
Payable for interest expense                                                  11,008
Payable for reorganization expenses (notes 3 and 6)                           24,438
Payable for other expenses                                                    78,550
                                                                       -------------
   Total liabilities                                                      15,755,230
                                                                       -------------
   Net assets applicable to outstanding capital stock                  $  53,593,427
                                                                       =============
COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital                           $  54,277,460
Undistributed net investment income                                           90,382
Accumulated net realized loss on investments                              (2,653,459)
Unrealized appreciation of investments                                     1,879,044
                                                                       -------------

   Total-representing net assets applicable to capital stock           $  53,593,427
                                                                       =============

*Investments in unaffiliated securities, at cost                       $  65,540,367
                                                                       =============
**Investments in affiliated money market fund, at cost                 $   1,529,706
                                                                       =============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding                                                 $  53,593,427
Shares outstanding (authorized 1 billion shares of $0.01
   par value)                                                              4,230,294
Net asset value per share                                              $       12.67
Market price per share                                                 $       12.80

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS For the Year Ended November 30, 2003

INVESTMENT INCOME:
Interest (net of interest expense of $323,597)                         $   4,032,112
Dividends                                                                    436,885
Interest from affiliated money market fund                                    34,464
                                                                       -------------
   Total investment income                                                 4,503,461
                                                                       -------------

EXPENSES (NOTE 3):
Investment management fees                                                   308,302
Administrative fees                                                          132,923
Custodian fees                                                                10,634
Transfer agent fees                                                           21,424
Exchange listing and registration fees                                        36,519
Reports to shareholders                                                       32,626
Mortgage servicing fees                                                       58,854
Directors' fees                                                               10,669
Audit and legal fees                                                          55,353
Financial advisory and accounting fees                                        26,569
Other expenses                                                                47,816
                                                                       -------------
   Total expenses                                                            741,689
                                                                       -------------

   Net investment income                                                   3,761,772
                                                                       -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS (NOTE 4):
Net realized gain on investments in securities                               279,776
Net change in unrealized appreciation or depreciation of
   investments                                                              (119,911)
                                                                       -------------

   Net gain on investments                                                   159,865
                                                                       -------------

     Net increase in net assets resulting from operations              $   3,921,637
                                                                       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income                                                      $   4,503,461
Expenses                                                                    (741,689)
                                                                       -------------
   Net investment income                                                   3,761,772
                                                                       -------------

Adjustments to reconcile net investment income to net cash
   provided by operating activities:
   Change in accrued interest receivable                                      61,704
   Net amortization of bond discount and premium                               1,729
   Change in accrued fees and expenses                                        (4,326)
   Change in other assets                                                     18,472
                                                                       -------------
     Total adjustments                                                        77,579
                                                                       -------------

     Net cash provided by operating activities                             3,839,351
                                                                       -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments                                        32,386,562
Purchases of investments                                                 (34,529,695)
Net sales of short-term securities                                         3,008,526
                                                                       -------------

     Net cash provided by investing activities                               865,393
                                                                       -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements                              (995,000)
Distributions paid to shareholders                                        (3,680,357)
                                                                       -------------

     Net cash used by financing activities                                (4,675,357)
                                                                       -------------

Net increase in cash                                                          29,387
Cash at beginning of period                                                   21,199
                                                                       -------------

     Cash at end of period                                             $      50,586
                                                                       =============

Supplemental disclosure of cash flow information:
   Cash paid for interest                                              $     337,459
                                                                       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED       YEAR ENDED
                                                                            11/30/03         11/30/02
                                                                         --------------   --------------
OPERATIONS:
Net investment income                                                    $    3,761,772   $    4,029,062
Net realized gain (loss) on investments                                         279,776         (491,966)
Net change in unrealized appreciation or depreciation of investments           (119,911)         734,941
                                                                         --------------   --------------

   Net increase in net assets resulting from operations                       3,921,637        4,272,037
                                                                         --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                                   (3,680,357)      (4,346,628)
                                                                         --------------   --------------

   Total increase (decrease) in net assets                                      241,280          (74,591)

Net assets at beginning of period                                            53,352,147       53,426,738
                                                                         --------------   --------------

Net assets at end of period                                              $   53,593,427   $   53,352,147
                                                                         ==============   ==============

Undistributed net investment income                                      $       90,382   $        8,967
                                                                         ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION   American Strategic Income Portfolio Inc. (the "Fund") is
                   registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities, corporate debt securities, and mortgage servicing rights. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

                   SECURITY VALUATIONS
(2) SUMMARY OF     Security valuations for the Fund's investments are
    SIGNIFICANT    furnished by one or more independent pricing services that
    ACCOUNTING     have been approved by the Fund's board of directors.
    POLICIES       Investments in equity securities that are traded on a
                   national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing
                   Price which compares the last trade to the bid/ask price of a security. If the last trade is within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of November 30, 2003, the Fund held fair valued securities with a value of $45,271,876 or 84.5% of net assets. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

                   The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan, participation mortgage, and mortgage servicing rights investments are initially valued at cost and their values are subsequently monitored and adjusted using a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                   Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the Fund and third parties.

                   SECURITY TRANSACTIONS AND INVESTMENT INCOME
                   Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                   WHOLE LOANS AND PARTICIPATION MORTGAGES
                   Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                   The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At November 30, 2003, loans representing 0.1% of net assets were 60 days or more delinquent as to the timely monthly payment of principal and interest. Such delinquencies relate solely to single family whole loans and represent 2.3% of total single family value outstanding at November 30, 2003. At November 30, 2003, no multifamily or commercial loans were delinquent.

                   Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. As of and for the fiscal year ended November 30, 2003, the Fund owned no real estate.

                   REVERSE REPURCHASE AGREEMENTS
                   Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended November 30, 2003, the weighted average borrowings outstanding were $14,911,885 and the weighted average interest rate was 1.90%.

                   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                   Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested.

                   As of November 30, 2003, the Fund had no outstanding when-issued or forward-commitment securities.

                   MORTGAGE SERVICING RIGHTS
                   The Fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                   FEDERAL TAXES
                   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                   Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                   Due to permanent book-to-tax differences, primarily relating to expiring capital loss carryovers, the following reclassifications have been made on the Statement of Assets and Liabilities:

                            ACCUMULATED NET      ADDITIONAL
                             REALIZED LOSS     PAID IN CAPITAL
                            ---------------    ---------------
                              $ 6,239,966       $ (6,239,966)

                   The tax character of distributions paid during the fiscal years ended November 30, 2003 and 2002 was as follows:

                                                        2003          2002
                                                     -----------  -----------
                   Distributions paid from:
                   Ordinary income                   $ 3,680,357  $ 4,346,628
                                                     ===========  ===========

                   At November 30, 2003, the components of accumulated deficit on a tax basis were as follows:

                   Undistributed ordinary income                 $     90,382
                   Accumulated capital losses                      (1,968,946)
                   Unrealized appreciation                          1,194,531
                                                                 ------------
                   Accumulated deficit                           $   (684,033)
                                                                 ============

                   The difference between book basis and tax basis unrealized appreciation and accumulated realized losses at November 30, 2003, is attributable to a one-time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

                   DISTRIBUTIONS TO SHAREHOLDERS
                   Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                   REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                   For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by USBAM.

                   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities in the financial statements. Actual results could differ from these estimates.

                   INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
(3) EXPENSES       Pursuant to an investment advisory agreement (the
                   "Agreement"), USBAM, a subsidiary of U.S. Bank National
                   Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month
                   (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the fiscal year ended November 30, 2003, the effective investment management fee incurred by the Fund was 0.59%. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

                   Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also co-administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.25% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

                   The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                   CUSTODIAN FEES
                   U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with the Fund. The fee for the Fund is equal to an annual rate of 0.02% of average weekly net assets. These fees are computed weekly and paid monthly.

                   MORTGAGE SERVICING FEES
                   The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                   PROPOSED REORGANIZATION EXPENSES
                   As discussed in Note 6, the Fund has taken certain steps to reorganize, along with certain other similar entities managed by USBAM. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational and other meetings, and costs and expenses of accountants, attorneys, financial advisors and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and, American Select Portfolio Inc. (collectively, the "Existing Funds"). The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of November 30, 2003, the Fund would bear approximately 8% of the total expenses of the reorganization allocated to the Existing Funds. During the fiscal year ended November 30, 2003, the Fund incurred $73,714 in reorganization expenses.

                   OTHER FEES AND EXPENSES
                   In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                   During the fiscal year ended November 30, 2003, fees for custody services were paid to U.S. Bank.

(4) INVESTMENT     Cost of purchases and proceeds from sales of securities and
    SECURITY       real estate, other than temporary investments in short-term
    TRANSACTIONS   securities, for the fiscal year ended November 30, 2003,
                   aggregated $34,527,966 and $32,386,562, respectively.
                   Included in proceeds from sales are $241,524 from prepayment penalties.

(5) CAPITAL LOSS   For federal income tax purposes, the Fund had capital loss
    CARRYOVER      carryovers at November 30, 2003, which, if not offset by
                   subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

                                    CAPITAL LOSS
                                      CARRYOVER     EXPIRATION
                                    ------------    ----------
                                    $    964,494       2008
                                         737,067       2010
                                         267,385       2011
                                    ------------
                                    $  1,968,946
                                    ============

(6) PROPOSED       A combined proxy statement/registration statement, last
    REORGANIZATION amended on April 23, 2003, has been filed with the Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc.
                   II ("BSP"), American Strategic Income Portfolio Inc. III
                   ("CSP"), and American Select Portfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate
                   Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust
                   ("REIT"). Shareholders of the

                   Fund, BSP, CSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, BSP, CSP, and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

(7) FINANCIAL      Per-share data for a share of capital stock outstanding
    HIGHLIGHTS     throughout each period and selected information for each
                   period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO

                                                               YEAR ENDED NOVEMBER 30,
                                                ---------------------------------------------------
                                                  2003       2002       2001       2000      1999
                                                --------   --------   --------   --------   -------
PER-SHARE DATA
Net asset value, beginning of period            $  12.61   $  12.63   $  12.51   $  12.35   $ 12.98
                                                --------   --------   --------   --------   -------
Operations:
  Net investment income                             0.89       0.96       1.05       0.97      1.00
  Net realized and unrealized gains
    (losses) on investments                         0.04       0.05       0.13       0.15     (0.62)
                                                --------   --------   --------   --------   -------
    Total from operations                           0.93       1.01       1.18       1.12      0.38
                                                --------   --------   --------   --------   -------
Distributions to shareholders:
  From net investment income                       (0.87)     (1.03)     (1.06)     (0.96)    (1.01)
                                                --------   --------   --------   --------   -------
Net asset value, end of period                  $  12.67   $  12.61   $  12.63   $  12.51   $ 12.35
                                                ========   ========   ========   ========   =======
Market value, end of period                     $  12.80   $  12.05   $  12.79   $  11.19   $ 11.44
                                                ========   ========   ========   ========   =======
SELECTED INFORMATION
Total return, net asset value (a)                   7.65%      8.32%      9.85%      9.55%     3.03%
Total return, market value (b)                     13.92%      2.32%     24.73%      6.68%     2.76%
Net assets at end of period (in millions)       $     54   $     53   $     53   $     53   $    58
Ratio of expenses to average weekly
  net assets including interest
  expense                                           2.00%      2.81%      2.70%      3.92%     3.83%
Ratio of expenses to average weekly
  net assets excluding interest
  expense                                           1.39%      1.63%      1.34%      1.56%     1.52%
Ratio of net investment income to
  average weekly net assets                         7.08%      7.56%      8.25%      7.85%     7.86%
Portfolio turnover rate (excluding
  short-term securities)                              50%        18%        30%        32%       22%
Amount of borrowings outstanding
  at end of period (in millions)                $     16   $     17   $     22   $     12   $    21
Per-share amount of borrowings
  outstanding at end of period                  $   3.69   $   3.92   $   5.19   $   2.77   $  4.50
Per-share amount of net assets,
  excluding borrowings, at end
  of period                                     $  16.36   $  16.53   $  17.82   $  15.28   $ 16.85
Asset coverage ratio (c)                             443%       421%       343%       552%      375%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

SCHEDULE OF INVESTMENTS

AMERICAN STRATEGIC INCOME PORTFOLIO                            November 30, 2003

                                          DATE         PAR
DESCRIPTION OF SECURITY                 ACQUIRED      VALUE           COST         VALUE (a)
------------------------------         ----------  ------------    -----------   ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (34.3%):
  FIXED RATE (34.3%):
     FHLMC, 5.50%, 1/1/18                          $  1,846,713(b) $  1,909,561  $  1,906,159
     FHLMC, 9.00%, 7/1/30                               633,248         650,291       686,479
     FNMA, 6.00%, 10/1/16                             1,421,717(b)    1,452,084     1,486,007
     FNMA, 5.00%, 7/1/18                              4,400,182(b)    4,393,406     4,456,548
     FNMA, 6.50%, 6/1/29                                605,825(b)      601,629       633,087
     FNMA, 7.50%, 3/1/30                              1,742,822(b)    1,713,974     1,865,397
     FNMA, 7.50%, 5/1/30                                171,103(b)      165,255       182,813
     FNMA, 8.00%, 5/1/30                                 62,483(b)       61,680        67,482
     FNMA, 6.00%, 5/1/31                              1,206,873(b)    1,213,848     1,243,960
     FNMA, 6.50%, 11/1/31                               919,372(b)      940,044       958,730
     FNMA, 5.50%, 7/1/33                              4,862,673(b)    4,803,655     4,893,065
                                                                   ------------  ------------

       Total U.S. Government
         Agency Mortgage-Backed
         Securities                                                  17,905,427    18,379,727
                                                                   ------------  ------------

CORPORATE NOTE (e) (4.7%):
  FIXED RATE (4.7%):
     Olympus APGM,
       9.25%, 11/1/04                   10/14/03      2,500,000       2,500,000     2,525,000
                                                                   ------------  ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (79.7%):
  COMMERCIAL LOANS (33.5%):
     Advance Self Storage,
       9.13%, 12/1/05                   11/29/00      1,249,045       1,249,045     1,286,516
     Buca Restaurant,
       8.63%, 1/1/11                    12/27/00        919,605         919,605       965,585
     Hampden Medical Office,
       7.38%, 10/1/12                   09/09/02      1,774,613       1,774,613     1,863,343
     Integrity Plaza Shopping
       Center,
       7.88%, 7/1/12                    06/11/02      2,115,957       2,115,957     2,221,755

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                          DATE         PAR
DESCRIPTION OF SECURITY                 ACQUIRED      VALUE            COST       VALUE (a)
------------------------------         ----------  ------------    ------------  ------------
     Main Street Office Building,
       8.38%, 11/1/07                   10/21/97   $    818,463    $    817,099  $    859,386
     Monroe Court,
       10.38%, 2/1/06                   01/15/03      1,550,000       1,550,000     1,580,598
     Orchard Commons,
       8.75%, 4/1/11                    03/28/01      1,003,513       1,003,513     1,053,689
     Pacific Periodicals Building,
       8.03%, 1/1/08                    12/09/97      1,253,629       1,253,629     1,316,310
     Rockwood Galleria,
       7.25%, 2/1/11                    01/06/03      1,589,749       1,589,749     1,669,236
     Schendel Office Building,
       8.20%, 10/1/07                   09/30/97      1,054,763       1,054,763       738,334
     Sherwin Williams,
       8.50%, 1/1/04                    12/20/96      1,296,989       1,296,989     1,296,989
     Stephens Center,
       6.38%, 9/1/10                    08/21/03      1,396,503       1,396,503     1,466,328
     Voit Office Building,
       8.13%, 9/1/08                    08/17/01      1,533,240       1,533,240     1,609,902
                                                                   ------------  ------------
                                                                     17,554,705    17,927,971
                                                                   ------------  ------------

  MULTIFAMILY LOANS (42.1%):
     1500 Geneva I,
       5.38%, 10/1/06                   09/03/03        740,000         740,000       754,800
     1500 Geneva II,
       13.38%, 10/1/06                  09/03/03         50,000          50,000        51,000
     3715 California I,
       5.38%, 10/1/06                   09/03/03      1,485,000       1,485,000     1,514,700
     3715 California II,
       13.38%, 10/1/06                  09/03/03        100,000         100,000       102,000
     437 Hyde I,
       5.38%, 10/1/06                   09/03/03        950,000         950,000       969,000
     437 Hyde II,
       13.38%, 10/1/06                  09/03/03         50,000          50,000        51,000
     500 Bartlett I,
       5.38%, 10/1/06                   09/03/03        555,000         555,000       566,100
     500 Bartlett II,
       13.38%, 10/1/06                  09/03/03         25,000          25,000        25,500
     825 Jones I,
       5.38%, 10/1/06                   09/03/03      1,750,000       1,750,000     1,785,000

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                          DATE         PAR
DESCRIPTION OF SECURITY                 ACQUIRED      VALUE            COST       VALUE (a)
------------------------------         ----------  ------------    ------------  ------------
     825 Jones II,
       13.38%, 10/1/06                  09/03/03   $    100,000    $    100,000  $    102,000
     839 Jones I,
       5.38%, 10/1/06                   09/03/03      1,415,000       1,415,000     1,443,300
     839 Jones II,
       13.38%, 10/1/06                  09/03/03        100,000         100,000       102,000
     Applewood Manor,
       8.63%, 1/1/08                    12/23/93        630,202         627,051       661,712
     Charleston Plaza Apartments,
       7.38%, 7/1/08                    07/01/98      1,457,019       1,457,019     1,529,869
     El Dorado Apartments I,
       7.13%, 10/1/05                   09/04/02      2,090,000       2,090,000     2,131,800
     El Dorado Apartments II,
       9.88%, 10/1/05                   09/04/02        468,000         468,000       447,092
     Franklin Woods Apartments,
       9.78%, 3/1/10                    02/24/95      1,055,261       1,052,408     1,108,024
     Garden Oaks Apartments,
       8.43%, 4/1/06                    03/07/96      1,636,588(b)    1,633,516     1,685,685
     Park Hollywood,
       7.38%, 6/1/12                    05/31/02      1,162,443       1,162,443     1,220,565
     Rush Oaks Apartments,
       7.78%, 12/1/07                   11/26/97        501,535(b)      501,535       526,612
     Upland Apartments,
       5.38%, 6/1/06                    05/23/03      1,200,000       1,200,000     1,236,000
     Vanderbilt Condominiums,
       8.04%, 10/1/09                   09/29/99      1,154,858(b)    1,154,858     1,212,601
     Villa Bonita, Chez Royalle,
       Fitzhugh Apartments I,
       7.25%, 3/1/06                    02/21/03      1,900,000       1,900,000     1,957,000
     Villa Bonita, Chez Royalle,
       Fitzhugh Apartments II,
       9.88%, 3/1/06                    02/21/03        350,000         350,000       333,431
     Woodland Garden Apartments,
       7.38%, 9/1/08                    08/26/98      1,005,371(b)    1,005,371     1,055,640
                                                                   ------------  ------------
                                                                     21,922,201    22,572,431
                                                                   ------------  ------------

  SINGLE FAMILY LOANS (4.1%):
     Aegis,
       10.00%, 3/26/10                  10/26/95         49,163          46,444        50,638
     Aegis II,
       9.66%, 1/28/14                   12/28/95         44,334          40,621        45,664

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                          DATE         PAR
DESCRIPTION OF SECURITY                 ACQUIRED      VALUE            COST       VALUE (a)
------------------------------         ----------  ------------    ------------  ------------
     American Bank, Mankato,
       10.00%, 12/10/12                 12/15/92   $     30,380    $     24,802  $     31,291
     American Portfolio,
       4.88%, 10/18/15                  07/18/95         28,265          26,924        29,113
     Anivan,
       5.19%, 4/14/12                   06/14/96        122,432         123,223       124,235
     Bank of New Mexico,
       6.23%, 3/31/10                   05/31/96         83,947          82,385        86,465
     Bluebonnet Savings
       and Loan,
       6.66%, 8/31/10                   05/22/92        219,730         201,312       226,322
     Bluebonnet Savings
       and Loan II,
       11.50%, 8/31/10                  05/22/92         11,128          10,904        11,169
     CLSI Allison Williams,
       9.38%, 8/1/17                    02/28/92        111,085         102,170       114,417
     Cross Roads Savings
       and Loan,
       6.25%, 1/1/21                    01/07/92         43,575          41,209        44,882
     Cross Roads Savings
       and Loan II,
       8.34%, 1/1/21                    01/07/92         66,006          62,075        67,865
     Fairbanks, Utah,
       5.50%, 9/23/15                   05/21/92         24,566          20,850        25,303
     First Boston Mortgage Pool,
       9.04%, 6/29/04                   06/23/92         85,918          70,221        88,496
     Hamilton Financial,
       4.97%, 6/29/10                   07/08/92         95,112          87,266        97,966
     Huntington MEWS,
       9.00%, 8/1/17                    01/22/92        171,727         148,255       176,879
     Knutson Mortgage Portfolio I,
       9.37%, 8/1/17                    02/26/92        195,820         186,856       201,694
     McClemore, Matrix Funding
       Corporation,
       10.50%, 9/30/12                  09/09/92         50,695          48,161        52,216
     Meridian,
       9.73%, 12/1/20                   12/21/92         59,734          56,971        61,526
     Nomura III,
       8.20%, 4/29/17                   09/29/95        411,401         371,884       411,424

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                          DATE      PAR VALUE/
DESCRIPTION OF SECURITY                 ACQUIRED      SHARES           COST       VALUE (a)
------------------------------         ----------  ------------    ------------  ------------
     Rand Mortgage Corporation,
       9.50%, 8/1/17                    02/01/92   $     73,104    $     59,969  $     75,297
     Salomon II,
       9.34%, 11/23/14                  12/23/94        120,856         105,198       124,481
     Valley Bank of Commerce, N.M.,
       9.01%, 8/31/10                   05/07/92         41,612          35,398        42,860
                                                                   ------------  ------------
                                                                      1,953,098     2,190,203
                                                                   ------------  ------------

       Total Whole Loans and
         Participation Mortgages                                     41,430,004    42,690,607
                                                                   ------------  ------------

MORTGAGE SERVICING RIGHTS (e,f) (0.1%):
     Matrix Servicing Rights,
       0.12%, 7/10/22                   07/10/92      6,971,793          58,387        56,269
                                                                   ------------  ------------

PREFERRED STOCKS (7.0%):
  REAL ESTATE INVESTMENT TRUSTS (7.0%):
     Archstone Community Trust,
       Series D                         04/23/01         13,125         342,038       343,875
     BRE Properties, Series B           01/28/03         20,500         539,150       574,000
     Developers Divers Realty           01/08/03         13,000         338,650       347,230
     Duke Realty Investments,
       Series E                         04/30/01            625          15,506        15,988
     Equity Residential Properties,
       Series D                         08/15/02          1,600          42,553        44,880
     Federal Realty Investment
       Trust                            01/21/03         26,000         685,683       704,600
     HRPT Properties Trust,
       Series A                         01/09/03          8,400         225,120       231,420
     HRPT Properties Trust,
       Series B                         01/08/03         14,000         364,477       389,900
     Prologis Trust,
       Series D                         08/20/02         15,900         401,377       406,245
     PS Business Park,
       Series D                         01/29/03         12,500         334,955       339,750

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                          DATE
DESCRIPTION OF SECURITY                 ACQUIRED      SHARES           COST       VALUE (a)
------------------------------         ----------  ------------    ------------  ------------
     PS Business Park,
       Series F                         01/21/03         13,600    $    357,040  $    369,920
                                                                   ------------  ------------

       Total Preferred Stocks                                         3,646,549     3,767,808
                                                                   ------------  ------------

RELATED PARTY MONEY MARKET FUND (g)
  (2.9%):
     First American Prime
       Obligations Fund                               1,529,706       1,529,706     1,529,706
                                                                   ------------  ------------

       Total Investments in
         Securities (h) (128.7%):                                  $ 67,070,073  $ 68,949,117
                                                                   ============  ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2003, SECURITIES VALUED AT $22,173,786 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                NAME OF
                                                                BROKER
               ACQUISITION                        ACCRUED   AND DESCRIPTION
   AMOUNT         DATE        RATE       DUE     INTEREST    OF COLLATERAL
-------------  -----------  ---------  --------  ---------  ---------------
$  14,605,000     11/10/03    1.11%*   12/10/03  $   9,457        (1)
    1,000,000      11/3/03    2.00%**   12/1/03      1,551        (2)
-------------                                    ---------
$  15,605,000                                    $  11,008
=============                                    =========

 *RATE IS A NEGOTIATED FIXED RATE
**INTEREST RATE AS OF NOVEMBER 30, 2003. RATE IS BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1)  MORGAN STANLEY;
            FHLMC, 5.50%, 1/1/18, $1,846,713 PAR
            FNMA, 5.00%, 7/1/18, $4,400,182 PAR
            FNMA, 5.50%, 7/1/33, $4,862,673 PAR
            FNMA, 6.00%, 10/1/16, $1,421,717 PAR
            FNMA, 6.50%, 6/1/29, $605,825 PAR
            FNMA, 7.50%, 3/1/30, $1,742,822 PAR
            FNMA, 7.50%, 5/1/30, $171,103 PAR
            FNMA, 8.00%, 5/1/30, $62,483 PAR
            FNMA, 6.00%, 5/1/31, $1,206,873 PAR
            FNMA, 6.50%, 11/1/31, $919,372 PAR

       (2)  MORGAN STANLEY;
            GARDEN OAKS APARTMENTS, 8.43%, 4/1/06, $1,636,588 PAR
            RUSH OAKS APARTMENTS, 7.78%, 12/1/07, $501,535 PAR
            VANDERBILT CONDOMINIUMS, 8.04%, 10/1/09, $1,154,858 PAR WOODLAND GARDEN APARTMENTS, 7.38%, 9/1/08, $1,005,371 PAR

     THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $10,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $10,000,000 LENDING COMMITMENT.

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2003. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2003.

(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
       ADVANCE SELF STORAGE - LINCOLN, NE
       BUCA RESTAURANT - MAPLE GROVE, MN
       HAMPDEN MEDICAL OFFICE - ENGLEWOOD, CO
       INTEGRITY PLAZA SHOPPING CENTER - ALBUQUERQUE, NM
       MAIN STREET OFFICE BUILDING - PARK CITY, UT
       MONROE COURT - SPOKANE, WA
       ORCHARD COMMONS - ENGLEWOOD, CO
       PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
       ROCKWOOD GALLERIA - GRESHAM, OR
       SCHENDEL OFFICE BUILDING - BEAVERTON, OR
       SHERWIN WILLIAMS - ORLANDO, FL
       STEPHENS CENTER - MISSOULA, MT
       VOIT OFFICE BUILDING - ORANGE, CA

MULTIFAMILY LOANS:
       1500 GENEVA I - SAN FRANCISCO, CA
       1500 GENEVA II - SAN FRANCISCO, CA
       3715 CALIFORNIA I - SAN FRANCISCO, CA
       3715 CALIFORNIA II - SAN FRANCISCO, CA
       437 HYDE I - SAN FRANCISCO, CA
       437 HYDE II - SAN FRANCISCO, CA
       500 BARTLETT I - SAN FRANCISCO, CA
       500 BARTLETT II - SAN FRANCISCO, CA
       825 JONES I - SAN FRANCISCO, CA
       825 JONES II - SAN FRANCISCO, CA
       839 JONES I - SAN FRANCISCO, CA
       839 JONES II - SAN FRANCISCO, CA
       APPLEWOOD MANOR - DULUTH, MN
       CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
       EL DORADO APARTMENTS I - TUCSON, AZ
       EL DORADO APARTMENTS II - TUCSON, AZ
       FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
       GARDEN OAKS APARTMENTS - COON RAPIDS, MN
       PARK HOLLYWOOD - PORTLAND, OR
       RUSH OAKS APARTMENTS - LAPORTE, TX

       UPLAND APARTMENTS - UPLAND, CA
       VANDERBILT CONDOMINIUMS - AUSTIN, TX
       VILLA BONITA, CHEZ ROYALLE, AND FITZHUGH APARTMENTS I - DALLAS, TX VILLA BONITA, CHEZ ROYALLE, AND FITZHUGH APARTMENTS II - DALLAS, TX WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

SINGLE FAMILY LOANS:
       AEGIS - 1 LOAN, MIDWESTERN UNITED STATES
       AEGIS II - 2 LOANS, MIDWESTERN UNITED STATES
       AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
       AMERICAN PORTFOLIO - 1 LOAN, TEXAS AND CALIFORNIA
       ANIVAN - 2 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
       BANK OF NEW MEXICO - 2 LOANS, NEW MEXICO
       BLUEBONNET SAVINGS AND LOAN - 7 LOANS, TEXAS
       BLUEBONNET SAVINGS AND LOAN II - 1 LOAN, TEXAS
       CLSI ALLISON WILLIAMS - 9 LOANS, TEXAS
       CROSS ROADS SAVINGS AND LOAN - 3 LOANS,OKLAHOMA
       CROSS ROADS SAVINGS AND LOAN II - 1 LOAN, OKLAHOMA
       FAIRBANKS, UTAH - 1 LOAN, UTAH
       FIRST BOSTON MORTGAGE POOL - 5 LOANS, UNITED STATES
       HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
       HUNTINGTON MEWS - 4 LOANS, NEW JERSEY
       KNUTSON MORTGAGE PORTFOLIO I - 3 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 1 LOAN, NORTH CAROLINA MERIDIAN - 1 LOAN, CALIFORNIA
       NOMURA III - 9 LOANS, MIDWESTERN UNITED STATES
       RAND MORTGAGE CORPORATION - 2 LOANS, TEXAS
       SALOMON II - 3 LOANS, MIDWESTERN UNITED STATES
       VALLEY BANK OF COMMERCE, N.M. - 5 LOANS, NEW MEXICO

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID AND ARE VALUED AT FAIR VALUE. THESE SECURITIES ARE FAIR VALUED IN ACCORDANCE WITH THE BOARD APPROVED VALUATION PROCEDURES. ON NOVEMBER 30, 2003, THE TOTAL VALUE OF FAIR VALUED SECURITIES WAS $45,271,876 OR 84.5% OF NET ASSETS. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.

(f) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.

(g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS THE ADVISOR FOR THE FUND. SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(h) ON NOVEMBER 30, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $67,754,586. THE DIFFERENCE BETWEEN THE COST FOR FEDERAL INCOME TAX AND BOOK PURPOSES IS DUE TO A ONE-TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAXPAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

     GROSS UNREALIZED APPRECIATION                         $  1,563,498
     GROSS UNREALIZED DEPRECIATION                             (368,967)
                                                           ------------
         NET UNREALIZED APPRECIATION                       $  1,194,531
                                                           ============

ABBREVIATIONS:
     APGM-ARNOLD PALMER GOLF MANAGEMENT
     FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
     FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc., including the schedule of investments, as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2003, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. at November 30, 2003, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
Minneapolis, Minnesota
January 9, 2004

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION OR QUALIFYING AS QUALIFIED DIVIDEND INCOME)

PAYABLE DATE                                                AMOUNT
------------                                               ---------
December  18, 2002                                         $  0.0725
January  9, 2003                                              0.0725
February 26, 2003                                             0.0725
March 26, 2003                                                0.0725
April 23, 2003                                                0.0725
May 28, 2003                                                  0.0725
June 25, 2003                                                 0.0725
July 23, 2003                                                 0.0725
August 27, 2003                                               0.0725
September 24, 2003                                            0.0725
October 29, 2003                                              0.0725
November 19, 2003                                             0.0725
                                                           ---------
     Total                                                 $  0.8700
                                                           =========

SHAREHOLDER UPDATE (Unaudited)

                   ANNUAL MEETING RESULTS
                   An annual meeting of the Fund's shareholders was held on October 28, 2003. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                   1. The Fund's shareholders elected the following nine directors:

                                                 SHARES     SHARES WITHHOLDING
                                               VOTED "FOR"  AUTHORITY TO VOTE
                                               -----------  -----------------
                   Benjamin R. Field III        3,981,237         70,028
                   Mickey P. Foret              3,982,399         68,866
                   Roger A. Gibson              3,982,399         68,866
                   Victoria J. Herget           3,982,437         68,828
                   Leonard W. Kedrowski         3,982,399         68,866
                   Richard K. Riederer          3,982,399         68,866
                   Joseph D. Strauss            3,981,237         70,028
                   Virginia L. Stringer         3,982,437         68,828
                   James M. Wade                3,982,437         68,828

                   2. The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending November 30, 2003. The following votes were cast regarding this matter:

                     SHARES          SHARES                          BROKER
                   VOTED "FOR"   VOTED "AGAINST"    ABSTENTIONS    NON-VOTES
                   ------------  ---------------  ---------------  ---------
                    3,779,216        262,007           10,042          --

                   TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                   As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                   ELIGIBILITY/PARTICIPATION
                   You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                   If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at
                   800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                   Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                   PLAN ADMINISTRATION
                   Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the Fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                   By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the Fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                   There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                   EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                   TAX INFORMATION
                   Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive

                   Form 1099 regarding the federal tax status of the prior year's distributions.

                   PLAN WITHDRAWAL
                   If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                   If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                   If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                   PLAN AMENDMENT/TERMINATION
                   The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                   Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI 02940-3010, 800.426.5523.

                   HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES
                   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

DIRECTORS AND OFFICERS OF THE FUND

DIRECTORS

                                      POSITION(S)
                                       HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH         FUND           TERM OF OFFICE AND LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------------------------
Benjamin R. Field III,               Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1938)                        Director of ASP since September 2003.

Mickey P. Foret,                     Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1945)                        Director of ASP since September 2003.

Roger A. Gibson,                     Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1946)                        Director of ASP since October 2000.

Victoria J. Herget,                  Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1952)                        Director of ASP since September 2003.

Leonard W. Kedrowski,                Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1941)                        Director of ASP since October 2000.

Richard K. Riederer,                 Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                  at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1944)                        Director of ASP since August 2001.

                                                                                                                     OTHER
                                                                                       NUMBER OF PORTFOLIOS IN   DIRECTORSHIPS
                                             PRINCIPAL OCCUPATION(S)                        FUND COMPLEX            HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH               DURING PAST 5 YEARS                      OVERSEEN BY DIRECTOR       DIRECTOR*
-------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III,             Senior Financial Advisor, Bemis Company, Inc.       First American Funds           None
800 Nicollet Mall,                 since 2002; Senior Vice President, Chief Financial  Complex: twelve
Minneapolis, MN 55402 (1938)       Officer and Treasurer, Bemis, through 2002.         registered investment
                                                                                       companies, including
                                                                                       sixty one portfolios

Mickey P. Foret,                   Consultant to Northwest Airlines, Inc. since 2002;  First American Funds      ADC
800 Nicollet Mall,                 Executive Vice President and Chief Financial        Complex: twelve           Telecommunications,
Minneapolis, MN 55402 (1945)       Officer, Northwest Airlines, through 2002.          registered investment     Inc.
                                                                                       companies, including
                                                                                       sixty one portfolios      URS
                                                                                                                 Corporation

                                                                                                                 Champion
                                                                                                                 Airlines, Inc.

Roger A. Gibson,                   Vice President, Cargo-United Airlines, since        First American Funds           None
800 Nicollet Mall,                 July 2001; Vice President, North America-Mountain   Complex: twelve
Minneapolis, MN 55402 (1946)       Region, United Airlines, prior to July 2001.        registered investment
                                                                                       companies, including
                                                                                       sixty one portfolios

Victoria J. Herget,                Investment consultant and non-profit board member   First American Funds           None
800 Nicollet Mall,                 since 2001; Managing Director of Zurich Scudder     Complex: twelve
Minneapolis, MN 55402 (1952)       Investments through 2001.                           registered investment
                                                                                       companies, including
                                                                                       sixty one portfolios

Leonard W. Kedrowski,              Owner, Executive and Management Consulting, Inc.,   First American Funds           None
800 Nicollet Mall,                 a management consulting firm; Board member, GC      Complex: twelve
Minneapolis, MN 55402 (1941)       McGuiggan Corporation (dba Smyth Companies), a      registered investment
                                   label printer; former Chief Executive Officer,      companies, including
                                   Creative Promotions International, LLC, a           sixty one portfolios
                                   promotional award programs and products company,
                                   through October 2003; Advisory Board member,
                                   Designer Doors, manufacturer of designer doors,
                                   through 2002; acted as CEO of Graphics Unlimited
                                   Director through 1998.

Richard K. Riederer,               Retired; Director, President and Chief Executive    First American Funds           None
800 Nicollet Mall,                 Officer, Weirton Steel through 2001.                Complex: twelve
Minneapolis, MN 55402 (1944)                                                           registered investment
                                                                                       companies, including
                                                                                       sixty one portfolios

                                    POSITION(S)
                                    HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH       FUND           TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------------
Joseph D. Strauss,                 Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1940)                      Director of ASP since October 2000.

Virginia L. Stringer,              Chair;         Directors serve for a one-year term that expires
800 Nicollet Mall,                 Director       at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1944)                      Chair term three years, assuming reelection as a
                                                  director. Chair of ASP's board since 1998; current
                                                  term expires September 2006. Director of ASP
                                                  since August 1998.

James M. Wade,                     Director       Directors serve for a one-year term that expires
800 Nicollet Mall,                                at the next annual meeting of shareholders.
Minneapolis, MN 55402 (1943)                      Director of ASP since August 2001.

                                                                                                                      OTHER
                                                                                         NUMBER OF PORTFOLIOS IN   DIRECTORSHIPS
                                             PRINCIPAL OCCUPATION(S)                         FUND COMPLEX             HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH              DURING PAST 5 YEARS                         OVERSEEN BY DIRECTOR       DIRECTOR*
--------------------------------------------------------------------------------------------------------------------------------
Joseph D. Strauss,                 Owner and President, Excensus TM LLC, a consulting    First American Funds           None
800 Nicollet Mall,                 firm, since 2001; Owner and President, Strauss        Complex: twelve
Minneapolis, MN 55402 (1940)       Management Company, a Minnesota holding company       registered investment
                                   for various organizational management business        companies, including
                                   ventures; Owner, Chairman and Chief Executive         sixty one portfolios
                                   Officer, Community Resource Partnerships, Inc., a
                                   strategic planning, operations management,
                                   government relations, transportation planning and
                                   public relations organization; attorney at law.

Virginia L. Stringer,              Owner and President, Strategic Management             First American Funds           None
800 Nicollet Mall,                 Resources, Inc., a management consulting firm;        Complex: twelve
Minneapolis, MN 55402 (1944)       Executive Consultant for State Farm Insurance         registered investment
                                   Company.                                              companies, including
                                                                                         sixty one portfolios

James M. Wade,                     Owner and President, Jim Wade Homes, a                First American Funds           None
800 Nicollet Mall,                 homebuilding company, since 1999.                     Complex: twelve
Minneapolis, MN 55402 (1943)                                                             registered investment
                                                                                         companies, including
                                                                                         sixty one portfolios

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS

                                          POSITION(S)
                                          HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH             FUND             TERM OF OFFICE AND LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,                 President        Re-elected by the Board annually; President of
U.S. Bancorp Asset Management, Inc.,                      ASP since February 2001.
800 Nicollet Mall,
Minneapolis, MN 55402 (1962)**

John G. Wenker,                          Senior Vice      Re-elected by the Board annually; Senior Vice
U.S. Bancorp Asset Management, Inc.,     President        President of ASP since May 2001.
800 Nicollet Mall,
Minneapolis, Minnesota 55402 (1953)**

Mark S. Jordahl,                         Vice             Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.      President-       President-Investments of ASP since
800 Nicollet Mall,                       Investments      September 2001.
Minneapolis, MN 55402 (1960)**

Jeffery M. Wilson,                       Vice             Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.      President-       President-Administration of ASP since
800 Nicollet Mall,                       Administration   October 2000.
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman,                    Vice             Re-elected by the Board annually; Vice President
U.S. Bancorp Asset Management, Inc.,     President-       and Assistant Secretary of ASP since May 2001.
800 Nicollet Mall,                       and
Minneapolis, Minnesota 55402 (1964)**    Assistant
                                         Secretary

Julene R. Melquist,                      Vice             Re-elected by the Board annually; Vice President
U.S. Bancorp Asset Management, Inc.,     President        of ASP since May 2001.
800 Nicollet Mall,
Minneapolis, Minnesota 55402 (1966)**

Joseph M. Ulrey III,                     Treasurer        Re-elected by the Board annually; Treasurer of
U.S. Bancorp Asset Management, Inc.                       ASP since December 2003.
800 Nicollet Mall,
Minneapolis, MN 55402 (1958)**

James D. Alt,                            Secretary        Re-elected by the Board annually; Secretary of
50 South Sixth Street, Suite 1500,                        ASP since June 2002; Assistant Secretary of
Minneapolis, MN 55402 (1951)                              ASP from October 2000 to June 2002.

Michael J. Radmer,                       Assistant        Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500,       Secretary        Secretary of ASP since October 2000.
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme,                   Assistant        Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500,       Secretary        Secretary of ASP since October 2000.
Minneapolis, MN 55402 (1953)

Richard J. Ertel,                        Assistant        Re-elected by the Board annually; Assistant
U.S. Bancorp Asset Management, Inc.      Secretary        Secretary of ASP since June 2003.
800 Nicollet Mall,
Minneapolis, MN 55402 (1967)**

** Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, Ulrey, and Ertel and
   Ms. Melquist are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

NAME, ADDRESS, AND YEAR OF BIRTH                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,                 Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since
U.S. Bancorp Asset Management, Inc.,     May 2001; Chief Executive Officer of First American Asset Management
800 Nicollet Mall,                       from December 2000 through May 2001 and of Firstar Investment &
Minneapolis, MN 55402 (1962)**           Research Management Company from February 2001 through May 2001;
                                         Senior Managing Director and Head of Equity Research of U.S. Bancorp
                                         Piper Jaffray from October 1998 through December 2000; prior to
                                         October 1998, Senior Airline Equity Analyst and a Director in the
                                         Equity Research Department, Credit Suisse First Boston.

John G. Wenker,                          Managing Director of U.S. Bancorp Asset Management, Inc. since May
U.S. Bancorp Asset Management, Inc.,     2001; Managing Director of First American Asset Management from 1998
800 Nicollet Mall,                       to May 2001; Managing Director of the Fixed Income Department at Piper
Minneapolis, Minnesota 55402 (1953)**    Jaffray Inc. from 1992 to 1998.

Mark S. Jordahl,                         Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since
U.S. Bancorp Asset Management, Inc.      September 2001; President and Chief Investment Officer, ING Investment
800 Nicollet Mall,                       Management-Americas, September 2000 to June 2001; Senior Vice
Minneapolis, MN 55402 (1960)**           President and Chief Investment Officer, ReliaStar Financial Corp.,
                                         January 1998 to September 2000.

Jeffery M. Wilson,                       Senior Vice President of U.S. Bancorp Asset Management, Inc. since May
U.S. Bancorp Asset Management, Inc.      2001; prior thereto, Senior Vice President of First American Asset
800 Nicollet Mall,                       Management.
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman,                    Managing Director of U.S. Bancorp Asset Management, Inc. since May
U.S. Bancorp Asset Management, Inc.,     2001; Vice President of First American Asset Management from 1998 to
800 Nicollet Mall,                       May 2001; tax manager and fixed income analyst with Piper Jaffray Inc.
Minneapolis, Minnesota 55402 (1964)**    thru 1998.

Julene R. Melquist,                      Vice President of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.,     analyst with First American Asset Management from 1998 to May 2001;
800 Nicollet Mall,                       Assistant Vice President with Piper Capital Management Inc. through
Minneapolis, Minnesota 55402 (1966)**    1998.

Joseph M. Ulrey III,                     Senior Managing Director, Fund Treasury, since December 2003, and
U.S. Bancorp Asset Management, Inc.      Senior Managing Director, Risk Management and Quantitative Analysis,
800 Nicollet Mall,                       since May 2001, U.S. Bancorp Asset Management, Inc.; from May 2001
Minneapolis, MN 55402 (1958)**           through December 2001, Senior Managing Director, Securities Lending
                                         and Money Market Funds, U.S. Bancorp Asset Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market
                                         Funds, First American Asset Management.

James D. Alt,                            Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1951)

Michael J. Radmer,                       Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme,                   Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1953)

Richard J. Ertel,                        Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May
U.S. Bancorp Asset Management, Inc.      2003; Associate Counsel, Hartford Life and Accident Insurance Company
800 Nicollet Mall,                       from April 2001 through May 2003; Attorney and Law Clerk, Fortis
Minneapolis, MN 55402 (1967)**           Financial Group, through March 2001.

BOARD OF DIRECTORS

VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III
Director of American Strategic Income Portfolio Inc.
Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

MICKEY FORET
Director of American Strategic Income Portfolio Inc.
Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

ROGER GIBSON
Director of American Strategic Income Portfolio Inc.
Vice President, Cargo-United Airlines

VICTORIA HERGET
Director of American Strategic Income Portfolio Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc.
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc.
Owner and President of Strauss Management Company

JAMES WADE
Director of American Strategic Income Portfolio Inc.
Owner and President of Jim Wade Homes

AMERICAN STRATEGIC INCOME PORTFOLIO INC.'S BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN (TM) LOGO]

     AMERICAN STRATEGIC INCOME PORTFOLIO INC.
     2003 ANNUAL REPORT

     U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

[RECYCLED SYMBOL]

This document is printed on paper containing 10% postconsumer waste.

1/2004 0311-03 ASP-AR

ITEM 2--CODE OF ETHICS - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES - Disclose annually only (for periods ending on or after December 15, 2003).

RESPONSE: Not required for annual reports filed for periods ending before December 15, 2003.

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)(1) Disclose the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

RESPONSE: Not applicable.

ITEM 6 - Reserved.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

RESPONSE:

GENERAL PRINCIPLES

     U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

     USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

     POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

     PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

     CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

     Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

     To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

     In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

     If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

-  Obtaining instructions from the affected clients on how to vote the proxy;
- Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
-  Voting in proportion to the other shareholders;
- Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
-  Following the recommendation of a different independent third party.

     In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

-  Whether proxy statements were timely forwarded to ISS;
-  Whether proxy votes were cast on a timely basis;
-  Whether proxy votes were cast consistent with the policies; and
- Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

     USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.      AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-  Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.      MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

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Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-  Historic trading patterns
-  Rationale for the repricing
-  Value-for-value exchange
-  Option vesting
-  Term of the option
-  Exercise price
-  Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-  Purchase price is at least 85 percent of fair market value
-  Offering period is 27 months or less, and
-  Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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ITEM 8 - Reserved.

ITEM 9--CONTROLS AND PROCEDURES

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

     RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10 - EXHIBITS

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

RESPONSE: Attached hereto.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

RESPONSE: Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc.

By:
     /s/ Thomas S. Schreier, Jr.
     ---------------------------
     Thomas S. Schreier, Jr.
     President

Date: February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
     /s/ Thomas S. Schreier, Jr.
     ---------------------------
     Thomas S. Schreier, Jr.
     President

Date:  February 5, 2004

By:
     /s/ Joseph M. Ulrey III
     ---------------------------
     Joseph M. Ulrey III
     Treasurer

Date: February 5, 2004